--------------------------------------------------------------------------------
HIGH YIELD FIXED INCOME
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance High Yield Fund

Annual Report
August 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered

                           --------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           --------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
October 24, 2001

Dear Shareholder:

This report provides the performance, investment strategy and outlook for Alliance High Yield Fund (the "Fund") for the annual reporting period ended August 31, 2001.

Investment Objectives and Policies

This open-ended fund's objective is to provide investors with a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund will pursue this objective by investing primarily in a diversified mix of high yield (below investment-grade) fixed income securities, commonly known as "junk bonds."

Investment Performance

The following table provides performance for the Fund as well as its benchmark index, as represented by the Credit Suisse First Boston High Yield Index, for the six- and 12-month periods ended August 31, 2001.

INVESTMENT RESULTS*
Periods Ended August 31, 2001

             --------------------
                Total Returns
             --------------------
             6 Months   12 Months
---------------------------------

Alliance High Yield
Fund
    Class A    -5.42%      -9.39%
---------------------------------
    Class B    -5.62%      -9.94%
---------------------------------
    Class C    -5.76%      -9.94%
---------------------------------
Credit Suisse
First Boston
High Yield
Index          -0.18%       0.54%
---------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) for each class of shares as of August 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the index to reflect the high-yield market. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance High Yield Fund.

      Additional investment results appear on pages 5-9.

The Fund underperformed the benchmark as well as the Lipper High Yield Index, for both the six- and 12-month periods ended August 31, 2001. The Lipper Index returned -3.40% and -4.36% for those periods, respectively. Our style of investing has historically emphasized higher-yielding, single-B rated securities. This approach negatively impacted performance during both periods. Single-B rated securities


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 1

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

tend to underperform double-B rated securities during periods of high volatility and market uncertainty. Our security selection also detracted from performance.

The Fund's above-market exposure to certain wireline telecommunications sectors also detracted from our performance. The decline in demand and pricing for certain telecommunications services, coupled with the erosion of equity market values and capital availability for most wireline service providers, put significant pressure on bond prices. As our ability to exit securities in this sector was hampered by the weak market environment, sales were made when the market permitted.

Our exposure to the service paper and packaging, chemicals, lodging and gaming industries enhanced the Fund's performance.

Investment Strategy

During the investment periods under review, we repositioned the Fund's portfolio. We exited or reduced exposure to many of the developmental credits in the wireline telecommunications sector and cyclical credits in the automotive, metals, and general industrial sectors were swapped into more defensive issuers in the cable, gaming, mobile communications services, and public utilities sectors. We continued to diversify the Fund's portfolio over a greater number of issuers to reduce volatility and stabilize returns. We believe our strategy will accomplish this objective while maximizing the potential for price appreciation and current income.

Over the reporting period, we decreased exposure to many issuers in the wireline sector that we believed had flawed business strategies and/or inadequate funding positions to build out their respective networks.We reduced exposure to the automotive sector and certain cyclical sectors.

We increased exposure to the service, cable, gaming, mobile communications and packaging sectors. Within the service sector, we added two health care companies. In the cable sector, we increased our positions in existing holdings and added others. In gaming, we picked up a number of emerging juris diction casino operators. We added holdings in mobile communications. Finally, we added two specialty packaging companies to the Fund's port folio.

Market Review

Global economic growth continued to decelerate since our last report six months ago. In the U.S., restrained capital spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the economy. With underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 200 basis points from 5.50% to 3.50% during the six-month reporting period ended August 31, 2001, to help stimulate the economy. Growth for the first half of 2001 slowed to 0.8%, compared to 1.6% in the last half of 2000.

The high yield market, as represented by the Credit Suisse First Boston High Yield Index, returned -0.18% and 0.54% for the six- and 12-month peri-


--------------------------------------------------------------------------------
2 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

ods ended August 31, 2001. The high yield market began the year on a strong note as market sentiment improved dramatically after the Fed lowered interest rates and issuers took advantage of the funding window. However, a decline in the equity market and negative performance in the telecommunications and technology sectors summarily weakened the overall performance of the high yield market. Strength in other industry sectors was not enough to offset poor earnings and concerns regarding access and availability of capital to fund business plans and spending programs in the technology and telecommunications sectors.

Default rates remained high during the period, reflecting the low financial flexibility of highly leveraged companies. As of August 31, 2001, Moody's trailing 12-month default rate on a percentage of issuer basis was 8.77%. On a year-to-date basis, double-B rated securities outperformed single-B rated securities as investors sought higher quality issuers. Year-to-date new issuance was $69.3 billion and inflows totaled $7.1 billion.

Outlook

The tragic events of September 11, 2001 have had a dramatic effect on the U.S. and world economies and subsequently the high yield market. Given the already fragile state of the U.S. economy, the terrorist attacks were the final catalyst for what now appears to be a full-fledged recession. In response to what the Fed has described as a "pronounced disengagement from commitments," the policymakers reduced the benchmark U.S. interest rate for a ninth time this year to 2.50% -- the lowest in four decades -- to boost business and consumer spending. The government is also attempting to boost the economy through a package of fiscal stimulus and support for certain industries.

However, it may take some time to build up enough confidence to reverse the current economic decline. The high yield market was severely impacted by September 11, with spreads widening by over 150 basis points thereafter. Certain sectors, such as transportation, aerospace, lodging and many cyclicals, given their more direct exposure to a pronounced economic slowdown, were hit even harder. Demand for high-yield securities has weakened as economic uncertainty has increased. Defaults will most likely increase as many marginal credits and telecommunication credits run out of time and money. The Fund's portfolio should be reasonably well positioned for a recession given that the portfolio's five largest sector weightings, representing approximately 40% of the Fund's portfolio, are defensive: domestic cable, mobile communications, services, chemicals and utilities. Given the severe sell off in high yield securities, we believe there is value in the high yield market.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 3

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Thank you for your continued interest and investment in Alliance High Yield Fund. We look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Gregory Dube

Gregory Dube
Senior Vice President


/s/ Michael A. Snyder

Michael A. Snyder
Vice President

[PHOTO]      John D. Carifa

[PHOTO]      Gregory Dube

[PHOTO]      Michael A. Snyder

Gregory Dube and Michael Snyder, Portfolio Managers, have over 39 years of combined investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                              PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
GROWTH OF A $10,000 INVESTMENT
4/30/97* TO 8/31/01

Alliance High Yield Fund Class A: $9,976
Credit Suisse First Boston High Yield Index: $11,577

[The following table was depicted as a mountain chart in the printed material.]

                              Alliance High                    CS First Boston
                               Yield Fund                      High Yield Index
-------------------------------------------------------------------------------
     4/30/97*                    $ 9,577                            $10,000
     8/31/97                     $10,815                            $10,616
     8/31/98                     $11,508                            $10,771
     8/31/99                     $11,442                            $11,282
     8/31/00                     $11,009                            $11,515
     8/31/01                     $ 9,976                            $11,577


This chart illustrates the total value of an assumed $10,000 investment in Alliance High Yield Fund Class A shares (from 4/30/97 to 8/31/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Credit Suisse (CS) First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance High Yield Fund.

When comparing Alliance High Yield Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

*     Closest month-end after Fund's Class A share inception date of 4/22/97.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 5

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

    [The following was represented by a bar graph in the printed material.]

              Alliance High Yield Fund--Yearly Periods Ended 8/31
--------------------------------------------------------------------------------
                             Alliance High       Credit Suisse First Boston
                               Yield Fund             High Yield Index
--------------------------------------------------------------------------------
      8/31/97*                  15.33%                    6.16%
      8/31/98                    6.42%                    1.46%
      8/31/99                   -0.58%                    4.74%
      8/31/00                   -3.79%                    2.07%
      8/31/01                   -9.39%                    0.54%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market.

The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance High Yield Fund.

* The Fund's return for the period ended 8/31/97 is from the Fund's inception date of 4/22/97 through 8/31/97. The benchmark's return for the period ended 8/31/97 is from 4/30/97 through 8/31/97.


--------------------------------------------------------------------------------
6 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
August 31, 2001

INCEPTION DATES                PORTFOLIO STATISTICS
Class A Shares                 Net Assets ($mil): $529.2
4/22/97
Class B Shares
4/22/97
Class C Shares
4/22/97

INDUSTRY/SECTOR BREAKDOWN

    12.5% Cable
     7.7% Mobile Communications
     6.8% Service
     6.5% Chemicals
     5.9% Utility
     5.8% Paper/Packaging
     5.2% General Industrial
     5.2% Gaming
     4.8% Health Care                           [PIE CHART OMITTED]
     4.7% Financial
     4.3% Media
     3.5% Fixed Communications
     3.3% Building/Real Estate
     3.3% Hotels/Lodging
     2.6% Energy
     2.6% Consumer Manufacturing
     2.2% Technology
     2.2% Metals/Minerals
     2.0% Automotive
     1.3% Supermarkets and Drugs
     1.2% Aerospace/Defense
     1.0% Sovereign
     0.9% Leisure
     0.4% Food and Beverage
     0.2% Oil and Gas

     3.9% Short-Term

All data as of August 31, 2001. The Fund's industry/sector and country breakdowns are expressed as a precentage of total investments, and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 7

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

August 31, 2001

COUNTRY BREAKDOWN

    87.7% United States
     5.7% Canada
     2.5% United Kingdom
     1.4% Mexico                                [PIE CHART OMITTED]
     0.9% Luxembourg
     0.9% South Korea
     0.7% Bermuda
     0.2% Netherlands

All data as of August 31, 2001. The Fund's industry/sector and country breakdowns are expressed as a precentage of total investments, and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                              INVESTMENT RESULTS
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year                -9.39%                   -13.24%
     Since Inception*                1.43%                     0.43%
           SEC Yield**               8.67%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year                -9.94%                   -13.15%
     Since Inception*                0.77%                     0.77%
           SEC Yield**               8.03%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year                -9.94%                   -10.74%
     Since Inception*                0.76%                     0.76%
           SEC Yield**               8.06%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2001)

                           Class A         Class B            Class C
--------------------------------------------------------------------------------
              1 Year       -18.41%         -18.42%             -16.16%
     Since Inception*       -1.52%          -1.25%              -1.25%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 4/22/97 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended August 31, 2001.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 9

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
August 31, 2001

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-90.9%
Aerospace/Defense-1.2%
Sequa Corp.
   9.00%, 8/01/09 ...............................    $ 6,000         $ 6,135,000
                                                                     -----------
Automotive-1.9%
Collins & Aikman Products
   11.50%, 4/15/06 ..............................      1,415           1,430,919
Delco Remy International, Inc.
   11.00%, 5/01/09(a) ...........................      1,815           1,937,512
Dura Operating Corp.
   Series B
   9.00%, 5/01/09 ...............................      2,665           2,551,737
   9.00%, 5/01/09(a) ............................        560             536,200
Hayes Lemmerz International, Inc.
   11.875%, 6/15/06(a) ..........................      4,060           3,857,000
                                                                     -----------
                                                                      10,313,368
                                                                     -----------
Building/Real Estate-3.2%
D.R. Horton, Inc.
   8.00%, 2/01/09 ............................      1,130           1,118,700
   10.50%, 4/01/05 ..............................      2,980           3,166,250
LNR Property Corp.
   10.50%, 1/15/09 ..............................      4,460           4,582,650
   Series B
   9.375%, 3/15/08 ..............................      1,500           1,488,750
Meritage Corp.
   9.75%, 6/01/11(a) ............................      2,625           2,690,625
Schuler Homes
   10.50%, 7/15/11(a) ...........................      3,960           4,088,700
                                                                     -----------
                                                                      17,135,675
                                                                     -----------
Cable-10.5%
Adelphia Communications
   10.25%, 6/15/11 ..............................      3,710           3,631,163
   10.875%, 10/01/10 ............................      5,600           5,705,000
   Series B
   9.25%, 10/01/02 ..............................        500             504,375
Charter Communications Holdings
   9.625%, 11/15/09(a) ..........................      1,260           1,291,500
   10.00%, 5/15/11(a) ...........................      1,330           1,366,575
   10.75%, 10/01/09 .............................     14,755          15,935,400
   11.75%, 5/15/11(a)(b) ........................     10,595           6,409,975
Echostar Broadband Corp.
   10.375%, 10/01/07 ............................      1,075           1,134,125
Echostar DBS Corp.
   9.375%, 2/01/09 ..............................     11,660          12,082,675


--------------------------------------------------------------------------------
10 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

GCI, Inc.
   9.75%, 8/01/07 ...............................    $ 2,000         $ 1,970,000
Innova S de R. L.
   12.875%, 4/01/07 .............................      2,685           2,574,244
Knology Holdings, Inc.
   Warrants, expiring 10/22/07(a)(c) ............      1,500                  15
Mediacom Broadband LLC
   11.00%, 7/15/13(a) ...........................      2,735           2,878,588
                                                                     -----------
                                                                      55,483,635
                                                                     -----------
Chemicals-6.5%
Acetex Corp.
   9.75%, 10/01/03 ..............................      1,000           1,020,000
Airgas, Inc.
   9.125%, 10/01/11(a) ..........................      1,345           1,395,438
Avecia Group Plc.
   11.00%, 7/01/09 ..............................      8,000           8,200,000
Equistar Chemicals LP
   10.125%, 9/01/08(a) ..........................      1,950           1,969,500
Georgia Gulf Corp.
   10.375%, 11/01/07 ............................      3,855           4,047,750
Huntsman ICI Chemicals
   10.125%, 7/01/09 .............................      5,050           4,873,250
Lyondell Chemical Co.
   10.875%, 5/01/09 .............................      2,020           2,004,850
   Series A
   9.625%, 5/01/07 ..............................      4,000           4,090,000
   Series B
   9.875%, 5/01/07 ..............................      3,500           3,552,500
Philipp Brothers Chemical
   9.875%, 6/01/08 ..............................      2,750           1,801,250
Resolution Performance
   13.50%, 11/15/10 .............................      1,275           1,383,375
                                                                     -----------
                                                                      34,337,913
                                                                     -----------
Consumer Manufacturing-2.6%
Armkel Finance LLC
   9.50%, 8/15/09(a) ............................      1,140           1,174,200
Discovery Zone
   Warrants, expiring 8/01/07(a)(c) .............        500                   1
Dyersburg Corp.
   Series B
   9.75%, 9/01/07(d)(e) .........................      2,000              80,000
Ingram Micro, Inc.
   9.875%, 8/15/08(a) ...........................      1,310           1,264,150


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 11

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------

Jostens, Inc.
   12.75%, 5/01/10 ..............................    $ 4,000        $ 4,260,000
   Warrants, expiring 5/01/10(c) ................      4,000             72,500
Playtex Products, Inc.
   9.375%, 6/01/11(a) ...........................    $ 1,460          1,511,100
Safelite Glass Corp.-Class A
   Warrants, expiring 9/29/06(c) ................     61,663                 -0-
Safelite Glass Corp.-Class B
   Warrants, expiring 9/29/07(c) ................     41,109                 -0-
Sealy Mattress Co.
   9.875%, 12/15/07(a) ..........................    $ 1,725          1,737,938
St. John Knits International, Inc.
   12.50%, 7/01/09 ..............................      3,500          3,535,000
                                                                    -----------
                                                                     13,634,889
                                                                    -----------
Energy-2.6%
Chesapeake Energy Corp.
   8.125%, 4/01/11 ..............................      2,730          2,668,575
   Warrants, expiring 9/01/04(c) ................     14,000                 -0-
Dresser, Inc.
   9.375%, 4/15/11(a) ...........................      1,350          1,390,500
EOTT Energy Partners
   11.00%, 10/01/09 .............................    $ 1,815          1,942,050
Gothic Energy Corp.
   Warrants, expiring 1/23/03(c) ................      4,767                 -0-
Lone Star Technologies
   9.00%, 6/01/11(a) ............................    $ 2,835          2,664,900
Pride Petroleum Services, Inc.
   9.375%, 5/01/07 ..............................      1,340          1,405,325
Range Resources Corp.
   8.75%, 1/15/07 ...............................      1,360          1,332,800
Statia Terminals
   Series B
   11.75%, 11/15/03 .............................      2,000          2,090,000
Transtexas Gas Corp.
   Series D
   13.75%, 12/31/01(d)(e) .......................      3,000                 -0-
                                                                    -----------
                                                                     13,494,150
                                                                    -----------
Financial-4.1%
CHO HUNG Bank
   11.875%, 4/01/10(a)(f) ....................      2,000          2,117,800
   11.875%, 4/01/10(a)(f) .......................      1,500          1,588,350
Conseco, Inc.
   8.75%, 2/09/04 ...............................      2,490          2,228,550
Dime Bancorp, Inc.
   9.00%, 12/19/02 ..............................      2,000          2,102,884
Finova Group, Inc.
   7.50%, 11/15/09 ..............................      7,233          5,497,080
Hanvit Bank
   12.75%, 3/01/10(a)(f) ........................        825            887,621


--------------------------------------------------------------------------------
12 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Intertek Finance Plc
   Series B
   10.25%, 11/01/06 .............................    $ 2,500        $ 2,087,500
Istar Financial, Inc.
   8.75%, 8/15/08 ...............................      2,650          2,686,989
Willis Corroon Corp.
   9.00%, 2/01/09 ...............................      2,420          2,498,650
                                                                    -----------
                                                                     21,695,424
                                                                    -----------
Fixed Communications-1.5%
Concentric Network
   Warrants, expiring 12/15/07(a)(c) ............      1,000             38,000
Econophone, Inc.
   13.50%, 7/15/07(d)(e) ........................    $ 3,600                 -0-
Global Crossing Holdings, Ltd.
   8.70%, 8/01/07 ...............................      4,385          2,663,887
Level 3 Communications
   11.00%, 3/15/08 ..............................      2,520          1,278,900
McLeodUSA, Inc.
   11.375%, 1/01/09 .............................      1,075            580,500
Metronet Communications
   Warrants, expiring 8/15/07(a)(c) .............      1,500             75,000
Netia Holdings II BV
   Series B
   13.125%, 6/15/09 .............................    $ 3,500            472,500
Startec Global Communications Corp.
   Warrants, expiring 5/15/08(c) ................      6,000                 60
Time Warner Telecom, Inc.
   10.125%, 2/01/11 .............................    $ 1,675          1,515,875
Versatel Telecom BV
   Warrants, expiring 5/15/08(a)(c) .............      4,500                 45
Williams Communication Group, Inc.
   11.70%, 8/01/08 ..............................    $ 1,370            630,200
   11.875%, 8/01/10 .............................      1,950            897,000
                                                                    -----------
                                                                      8,151,967
                                                                    -----------
Food & Beverage-0.4%
Del Monte Corp.
   9.25%, 5/15/11(a) ............................        875            905,625
RAB Enterprises, Inc.
   10.50%, 5/01/05 ..............................      2,000          1,180,000
                                                                    -----------
                                                                      2,085,625
                                                                    -----------
Gaming-5.1%
Ameristar Casinos, Inc.
   10.75%, 2/15/09 ..............................      3,675          3,936,844
Argosy Gaming Co.
   9.00%, 9/01/11 ...............................      1,550          1,612,000
Boyd Gaming Corp.
   9.25%, 8/01/09(a) ............................      2,775          2,823,562


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 13

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------

Mandalay Resort Group
   Series B
   10.25%, 8/01/07 ..............................    $ 5,875         $ 6,330,312
MGM Grand, Inc.
   9.75%, 6/01/07 ...............................      1,900           2,085,250
MGM Mirage, Inc.
   8.375%, 2/01/11 ..............................      1,875           1,966,406
Mohegan Tribal
   8.375%, 7/01/11(a) ...........................      2,895           2,981,850
Park Place Entertainment
   9.375%, 2/15/07 ..............................      5,000           5,356,250
                                                                     -----------
                                                                      27,092,474
                                                                     -----------
General Industrial-5.3%
Amtrol, Inc.
   10.625%, 12/31/06 ............................      3,445           2,842,125
Applied Extrusion Technology
   10.75%, 7/01/11(a) ...........................      3,130           3,302,150
Aqua Chemical, Inc.
   11.25%, 7/01/08 ...........................      4,250           2,975,000
Briggs & Stratton Corp.
   8.875%, 3/15/11(a) ...........................      5,000           5,100,000
Flowserve Corp.
   12.25%, 8/15/10 ..............................      3,000           3,195,000
Glasstech, Inc.
   Warrants, expiring 6/30/04(c) ................        750                 375
Hexcel Corp.
   9.75%, 1/15/09(a) ............................    $ 2,710           2,615,150
Pacific Aerospace & Electronics, Inc.
   11.25%, 8/01/05(d) ...........................      4,000           1,780,000
Pentacon, Inc.
   Series B
   12.25%, 4/01/09 ..............................      3,000           1,657,500
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09(d) ..........................      8,000             920,000
Transdigm, Inc.
   10.375%, 12/01/08 ............................      3,500           3,465,000
                                                                     -----------
                                                                      27,852,300
                                                                     -----------
Healthcare-4.7%
AmerisourceBergen Corp.
   8.125%, 9/01/08(a) ...........................      1,310           1,355,850
Concentra Operating Corp.
   13.00%, 8/15/09 ..............................      6,600           7,161,000
HCA-The Healthcare Co.
   7.875%, 2/01/11 ..............................      4,000           4,210,000
Iasis Healthcare Corp.
   13.00%, 10/15/09 .............................      6,050           6,171,000
Triad Hospitals, Inc.
   8.75%, 5/01/09(a) ............................      1,485           1,551,825


--------------------------------------------------------------------------------
14 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------

Triad Hospitals Holdings, Inc.
   Series B
   11.00%, 5/15/09 ..............................    $ 1,620        $ 1,790,100
Unilab Finance Corp.
   12.75%, 10/01/09 .............................      1,250          1,468,750
Vanguard Health Systems
   9.75%, 8/01/11(a) ............................      1,350          1,398,938
                                                                    -----------
                                                                     25,107,463
                                                                    -----------
Hotels/Lodging-3.2%
Extended Stay America
   9.875%, 6/15/11(a) ...........................      4,235          4,303,819
Felcor Lodging LP
   8.50%, 6/01/11(a) ............................      2,345          2,268,787
   9.50%, 9/15/08(a) ............................        380            391,400
   9.50%, 9/15/08(a) ............................      1,300          1,339,000
Host Marriott LP
   Series G
   9.25%, 10/01/07 ..............................      4,155          4,300,425
Intrawest Corp.
   9.75%, 8/15/08 ...............................      1,000          1,020,000
   10.50%, 2/01/10 ..............................      2,000          2,105,000
Sun International Hotels
   8.875%, 8/15/11(a) ...........................      1,350          1,356,750
                                                                    -----------
                                                                     17,085,181
                                                                    -----------
Leisure-0.9%
Premier Parks
   9.75%, 6/15/07 ...............................      2,725          2,820,375
   10.00%, 4/01/08(b) ...........................        795            683,700
Six Flags, Inc.
   9.50%, 02/01/09(a) ...........................      1,250          1,287,500
                                                                    -----------
                                                                      4,791,575
                                                                    -----------
Media-4.3%
@Entertainment
   Series B
   14.50%, 7/15/08(b) ...........................      8,000          2,200,000
Allbritton Communications
   Series B
   9.75%, 11/30/07 ..............................      1,315          1,380,750
Fox Family Worldwide, Inc.
   9.25%, 11/01/07 ..............................      4,250          4,632,500
   10.25%, 11/01/07(b) ..........................      2,720          2,686,000
Goss Graphic Systems, Inc.
   12.25%, 11/19/05(d)(e) .......................      4,482                 -0-
Lin Holdings Corp.
   10.00%, 3/01/08(b) ...........................      5,200          4,160,000
Paxson Communication
   10.75%, 7/15/08(a) ...........................      3,125          3,250,000
Primedia, Inc.
   8.875%, 5/15/11(a) ...........................      2,055          1,911,150


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 15

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Quebecor Media, Inc.
   11.125%, 7/15/11(a) ..........................    $ 2,470         $ 2,531,750
                                                                     -----------
                                                                      22,752,150
                                                                     -----------
Metals/Minerals-2.2%
AK Steel Corp.
   9.125%, 12/15/06 .............................      1,055           1,089,288
Commonwealth Aluminum
   10.75%, 10/01/06 .............................        390             362,700
Golden Northwest Aluminum
   12.00%, 12/15/06 .............................      1,500             652,500
Metal Management, Inc.
   10.00%, 5/15/08(d) ...........................      5,000             325,000
Ormet Corp.
   11.00%, 8/15/08(a) ...........................      2,500           1,987,500
P&L Coal Holdings, Inc.
   Series B
   8.875%, 5/15/08 ..............................        738             778,590
   Series B
   9.625%, 5/15/08 ..............................      3,224           3,449,680
Republic Technology, Inc.
   13.75%, 7/15/09(d) ...........................     15,000           1,500,000
   Warrants, expiring 7/15/09(c) ................     15,000                 150
United States Steel LLC
   10.75%, 8/01/08(a) ...........................    $ 1,385           1,402,312
                                                                     -----------
                                                                      11,547,720
                                                                     -----------
Mobile Communications-7.7%
American Cellular Corp.
   9.50%, 10/15/09(a) ...........................      2,805           2,601,638
Dobson/Sygnet Communications
   12.25%, 12/15/08 .............................      4,195           4,383,775
Iridium LLC/Capital Corp.
   Series B
   14.00%, 7/15/05(b)(d) ........................     14,500             652,500
Microcell Telecommunication
   Series B
   14.00%, 6/01/06(b) ...........................      3,540           2,637,300
Nextel Communications
   5.25%, 1/15/10 ...............................      4,550           2,656,062
   9.375%, 11/15/09 .............................      4,335           3,348,787
   10.65%, 9/15/07(b) ...........................        235             166,850
Nextel International, Inc.
   12.75%, 8/01/10 ..............................      1,550             387,500
Nextel Partners, Inc.
   11.00%, 3/15/10 ..............................      3,000           2,392,500
Price Communications Wire
   Series B
   9.125%, 12/15/06 .............................        375             391,875
PTC International Finance
   11.25%, 12/01/09 .............................      4,750           4,655,000


--------------------------------------------------------------------------------
16 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Telecorp PCS, Inc.
   10.625%, 7/15/10 .............................    $ 4,025         $ 3,803,625
   11.625%, 4/15/09(b) ..........................      6,050           3,856,875
Tritel PCS, Inc.
   10.375%, 1/15/11 ..........................      2,975           2,692,375
   12.75%, 5/15/09(b) ...........................      2,095           1,298,900
Triton PCS, Inc.
   11.00%, 5/01/08(b) ...........................      4,860           4,179,600
Voicestream Wireless Co.
   10.375%, 11/15/09 ............................        500             577,500
                                                                     -----------
                                                                      40,682,662
                                                                     -----------
Oil & Gas-0.2%
Northern Offshore ASA
   Series B
   10.00%, 5/15/05 ..............................      1,175             841,594
                                                                     -----------

Paper/Packaging-5.8%
Crown Paper Co.
   11.00%, 9/01/05(d) ...........................      6,225             140,063
Doman Industries, Ltd.
   12.00%, 7/01/04 ..............................      7,110           6,825,600
Norske Skog
   8.625%, 6/15/11(a) ...........................        615             631,913
Packaging Corp. of America
   9.625%, 4/01/09 ..............................      2,000           2,175,000
Plainwell, Inc.
   Series B
   11.00%, 3/01/08(d) ...........................      5,000              75,000
Plastipak Holdings
   10.75%, 9/01/11(a) ...........................      2,650           2,689,750
Pliant Corp.
   Warrants, expiring 6/01/10(a)(c) .............        475               1,009
Riverwood International Corp.
   10.625%, 8/01/07 .............................    $ 5,500           5,720,000
Stone Container Corp.
   9.25%, 2/01/08 ...............................      5,750           6,037,500
   9.75%, 2/01/11 ...............................      4,625           4,873,594
Tembec Industries, Inc.
   8.50%, 2/01/11 ...............................      1,500           1,567,500
                                                                     -----------
                                                                      30,736,929
                                                                     -----------
Service-6.7%
Allied Waste North American
   8.875%, 4/01/08(a) ...........................      3,775           3,982,625
   Series B
   10.00%, 8/01/09 ..............................     12,565          13,193,250
Avis Group Holdings, Inc.
   11.00%, 5/01/09 ..............................      7,000           8,015,000
Iron Mountain, Inc.
   8.625%, 4/01/13 ..............................        740             760,350


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 17

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Service Corp. International
   6.00%, 12/15/05 ..............................    $ 2,265         $ 1,930,912
   6.30%, 3/15/03(f) ............................        615             581,175
   6.50%, 3/15/08 ...............................      2,910           2,408,025
   7.70%, 4/15/09 ...............................        700             598,500
Stewart Enterprises
   10.75%, 7/01/08(a) ...........................      2,185           2,316,100
URS Corp.
   Series B
   12.25%, 5/01/09 ..............................      1,700           1,742,500
                                                                     -----------
                                                                      35,528,437
                                                                     -----------
Sovereign-1.0%
United Mexican States
   11.375%, 9/15/16 .............................      4,165           5,039,650
                                                                     -----------

Supermarkets & Drugs-1.3%
Pueblo Xtra International
   9.50%, 8/01/03 ...............................      3,677             717,015
   Series C
   9.50%, 8/01/03 ...............................        818             159,510
Rite Aid Corp.
   11.25%, 7/01/08(a) ...........................      2,040           2,152,200
Stater Brothers Holdings, Inc.
   10.75%, 8/15/06 ..............................      3,750           3,801,563
                                                                     -----------
                                                                       6,830,288
                                                                     -----------
Technology-2.1%
Fairchild Semiconductor
   10.125%, 3/15/07 .............................      2,500           2,512,500
   10.375%, 10/01/07 ............................      1,000           1,010,000
   10.50%, 2/01/09 ..............................      1,350           1,370,250
Filtronic Plc
   10.00%, 12/01/05 .............................      3,430           2,658,250
Viasystems, Inc.
   9.75%, 6/01/07 ...............................      5,595           3,748,650
                                                                     -----------
                                                                      11,299,650
                                                                     -----------
Utility-5.9%
AES Corp.
   8.875%, 2/15/11 ..............................      2,360           2,324,600
   9.375%, 9/15/10(a) ...........................        650             669,500
   9.50%, 6/01/09 ...............................      3,550           3,674,250
Calpine Corp.
   8.50%, 5/01/08 ...............................     12,670          12,858,212
Mission Energy Holding
   13.50%, 7/15/08(a) ...........................      1,985           2,074,325
PG&E National Energy
   10.375%, 5/16/11(a) ..........................      3,300           3,520,964


--------------------------------------------------------------------------------
18 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

PSEG Energy Holdings
   9.125%, 2/10/04(a) ...........................    $ 1,500        $  1,583,680
   10.00%, 10/01/09 .............................      4,000           4,478,584
                                                                    ------------
                                                                      31,184,115
                                                                    ------------
Total Corporate Debt Obligations
   (cost $540,181,386) ..........................                    480,839,834
                                                                    ------------

COMMON STOCKS-0.1%
Goss Holdings, Inc. Cl. B(c) ....................    104,541             209,082
McLeodUSA, Inc. Cl. A(c) ........................     96,011             120,014
OpTel, Inc.(a)(c) ............................      1,635                  16
Phase Metrics, Inc.(c)(e) .......................    216,818              75,886
Safelite Glass Corp.(c)(e) ......................     25,161              29,187
Safelite Realty Corp.(c)(e) .....................      1,698               1,970
                                                                    ------------

Total Common Stocks
   (cost $2,466,163) ............................                        436,155

CONVERTIBLE PREFERRED STOCK-0.0%
Earthwatch, Inc.
   Series C
   8.50%, 3/31/09(a)(g)
   (cost $93,841) ...............................    375,366              93,842
                                                                    ------------

NON-CONVERTIBLE PREFERRED
   STOCKS-4.4%
CSC Holdings, Inc.
   Series M
   11.125%, 4/01/08 .............................     95,877          10,234,902
Global Crossing Holdings, Ltd.
   10.50%, 12/01/08(g) ..........................     30,000           1,207,500
Harborside Healthcare
   13.50%, 8/01/10(g)(h) ........................         -0-                  5
   Warrants, expiring 8/01/09(c) ................         10                  15
Intermedia Communication
   Series B
   13.50%, 3/31/09(g) ...........................      2,848           3,114,982
Nextel Communications
   Series E
   11.125%, 2/15/10 .............................     10,818           5,841,777
Sovereign REIT
   Series A
   12.00%, 8/29/49(a) ...........................      2,830           2,907,825
XO Communications, Inc.
   14.00%, 2/01/09(g) ...........................          1               3,962
                                                                    ------------

Total Non-Convertible Preferred Stocks
   (cost $29,277,655) ...........................                     23,310,968
                                                                    ------------


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 19

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-3.9%
Time Deposit-3.9%
Bank of New York
   3.25%, 9/04/01
   (cost $20,660,000) ...........................    $20,660        $ 20,660,000
                                                                    ------------

Total Investments-99.3%
   (cost $592,679,045) ..........................                    525,340,799
Other assets less liabilities-0.7% ..............                      3,895,048
                                                                    ------------

Net Assets-100% .................................                   $529,235,847
                                                                    ============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2001, these securities amounted to $112,161,538 or 21.2% of net assets.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(c)   Non-income producing security.

(d)   Security is in default and is non-income producing.

(e)   Illiquid security, valued at fair value (see Note A).

(f)   Variable rate coupon, rate shown as of August 31, 2001.

(g)   Pay-In-Kind (PIK) preferred, quarterly stock payments.

(h)   Held 0.12 shares at August 31, 2001.

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES

August 31, 2001

Assets
Investments in securities, at value (cost $592,679,045) ....      $ 525,340,799
Cash .......................................................              7,085
Interest receivable ........................................         11,456,330
Receivable for capital stock sold ..........................          1,487,329
Receivable for investment securities sold ..................          1,141,950
Deferred organization expenses .............................             36,296
                                                                  -------------
Total assets ...............................................        539,469,789
                                                                  -------------
Liabilities
Payable for investment securities purchased ................          6,337,331
Dividends payable ..........................................          1,716,573
Payable for capital stock redeemed .........................          1,184,920
Distribution fee payable ...................................            380,598
Advisory fee payable .......................................            336,261
Administrative fee payable .................................             23,500
Accrued expenses ...........................................            254,759
                                                                  -------------
Total liabilities ..........................................         10,233,942
                                                                  -------------
Net Assets .................................................      $ 529,235,847
                                                                  =============
Composition of Net Assets
Capital stock, at par ......................................      $      81,472
Additional paid-in capital .................................        840,670,916
Distributions in excess of net investment income ...........         (2,995,499)
Accumulated net realized loss on investments and
   foreign currency transactions ...........................       (241,182,796)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities .....        (67,338,246)
                                                                  -------------
                                                                  $ 529,235,847
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($78,052,580 / 12,017,547 shares of capital stock
   issued and outstanding) .................................              $6.49
Sales charge--4.25% of public offering price ...............                .29
                                                                          -----
Maximum offering price .....................................              $6.78
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($356,061,823 / 54,817,647 shares of capital stock
   issued and outstanding) .................................              $6.50
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($67,359,608 / 10,366,911 shares of capital stock
   issued and outstanding) .................................              $6.50
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($27,761,836 / 4,269,530 shares of capital stock
   issued and outstanding) .................................              $6.50
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 21

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended August 31, 2001

Investment Income
Interest .....................................     $61,860,250
Dividends ....................................       2,255,838     $ 64,116,088
                                                   -----------
Expenses
Advisory fee .................................       4,002,476
Distribution fee - Class A ...................         238,866
Distribution fee - Class B ...................       3,747,601
Distribution fee - Class C ...................         699,860
Transfer agency ..............................         755,353
Custodian ....................................         221,697
Printing .....................................         157,456
Administrative ...............................         139,997
Registration .................................         136,205
Audit and legal ..............................         113,199
Amortization of organization expenses ........          57,122
Directors' fees ..............................          22,115
Miscellaneous ................................          23,977
                                                   -----------
Total expenses ...............................                       10,315,924
                                                                   ------------
Net investment income ........................                       53,800,164
                                                                   ------------
Realized and Unrealized Gain (Loss)
   on Investments and Foreign
   Currency Transactions
Net realized loss on investment
   transactions ..............................                     (136,689,289)
Net realized loss on foreign currency
   transactions ..............................                       (1,194,638)
Net change in unrealized
   appreciation/depreciation of:
   Investments ...............................                       24,679,728
   Foreign currency denominated
     assets and liabilities ..................                            7,097
                                                                   ------------
Net loss on investments and foreign
   currency transactions .....................                     (113,197,102)
                                                                   ------------
Net Decrease in Net Assets From
   Operations ................................                     $(59,396,938)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended        Year Ended
                                                 August 31,         August 31,
                                                    2001               2000
                                               =============      =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................     $  53,800,164      $  64,935,836
Net realized loss on investment and
   foreign currency transactions .........      (137,883,927)       (58,123,077)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ....        24,686,825        (37,483,196)
                                               -------------      -------------
Net decrease in net assets from
   operations ............................       (59,396,938)       (30,670,437)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...............................        (7,962,161)       (10,294,970)
   Class B ...............................       (35,359,513)       (49,453,359)
   Class C ...............................        (6,621,537)        (9,091,351)
   Advisor Class .........................          (923,841)          (315,092)
Tax return of capital
   Class A ...............................        (1,709,082)          (480,637)
   Class B ...............................        (7,589,939)        (2,308,807)
   Class C ...............................        (1,421,316)          (424,444)
   Advisor Class .........................          (198,303)           (14,710)
Capital Stock Transactions
Net increase (decrease) ..................        63,402,094        (43,157,904)
                                               -------------      -------------
Total decrease ...........................       (57,780,536)      (146,211,711)
Net Assets
Beginning of period ......................       587,016,383        733,228,094
                                               -------------      -------------
End of period ............................     $ 529,235,847      $ 587,016,383
                                               =============      =============

See notes to financial statements.

--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 23

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
August 31, 2001

NOTE A

Significant Accounting Policies

Alliance High Yield Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Ad visor Class shares are offered principally to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quo-


--------------------------------------------------------------------------------
24 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

tations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $285,600 have been deferred and are being amortized on a straight-line basis through April 2002.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 25

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that each class's transfer agent fees and distribution fees, if any, are charged only against the assets of that class.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax return of capital and tax treatment of foreign currency losses, resulted in a net decrease in distributions in excess of net investment income, a decrease in additional paid-in capital and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

8. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Account ants (AICPA) issued a revised version of its Audit and Accounting Guide for In vestment Companies (the "Guide"), which is effective for fiscal years be ginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to per-


--------------------------------------------------------------------------------
26 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

form transfer agency services for the Fund. Such compensation amounted to $476,544 for the year ended August 31, 2001.

For the year ended August 31, 2001, the Fund's expenses were reduced by $15,254 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it received front-end sales charges of $72,974 from the sale of Class A shares, and $15,297, $1,092,552 and $21,306 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2001.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the In vestment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $26,253,145 and $1,487,306, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $547,340,231 and $477,845,591, respectively, for the year ended August 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 2001.

At August 31, 2001, the cost of investments for federal in come tax purposes was $594,275,323. Accordingly, gross unrealized appreciation of investments was $17,519,759 and gross unrealized depreciation of investments was $86,454,283, resulting in net unrealized depreciation of $68,934,524 (excluding foreign currency transactions).


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 27

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At August 31, 2001, the Fund had a capital loss carryforward of $123,290,163 of which $7,232,173 expires in the year 2007, $46,562,845 expires in the year 2008, and $69,495,145 expires in the year 2009.

Capital losses and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and currency losses of $116,296,355 and $1,278,926, respectively, during the fiscal year 2001. These carryover losses may be used to offset future gains. To the extent they are so used, future gains will not be distributed to shareholders until they exceed available loss carryovers.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are re corded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At August 31, 2001, the Fund had no outstanding forward foreign exchange currency contracts.


--------------------------------------------------------------------------------
28 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                   -------------------------------------   -------------------------------------
                                    Shares                                  Amount
                   -------------------------------------   -------------------------------------
                          Year Ended          Year Ended          Year Ended          Year Ended
                     August 31, 2001     August 31, 2000     August 31, 2001     August 31, 2000
                   -----------------------------------------------------------------------------
Class A
Shares sold               11,115,964           6,594,395       $  77,575,094       $  57,545,442
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              537,612             481,846           3,767,836           4,205,289
------------------------------------------------------------------------------------------------
Shares converted
  from Class B               119,365             401,828             831,097           3,535,384
------------------------------------------------------------------------------------------------
Shares redeemed          (10,082,594)         (7,960,252)        (69,880,689)        (69,513,121)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)               1,690,347            (482,183)      $  12,293,338       $  (4,227,006)
================================================================================================

Class B
Shares sold               16,212,402          15,397,573       $ 115,658,240       $ 135,466,783
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            1,831,420           1,745,007          12,835,428          15,212,301
------------------------------------------------------------------------------------------------
Shares converted
  to Class A                (119,330)           (402,052)           (831,097)         (3,535,384)
------------------------------------------------------------------------------------------------
Shares redeemed          (15,121,241)        (20,443,859)       (106,858,112)       (178,986,543)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)               2,803,251          (3,703,331)      $  20,804,459       $ (31,842,843)
================================================================================================

Class C
Shares sold                4,951,047           4,201,099       $  35,486,281       $  36,666,112
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              438,522             415,074           3,070,376           3,622,340
------------------------------------------------------------------------------------------------
Shares redeemed           (4,879,445)         (5,315,308)        (35,030,340)        (46,693,503)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)                 510,124            (699,135)      $   3,526,317       $  (6,405,051)
================================================================================================


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 29

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   -------------------------------------   -------------------------------------
                                    Shares                                  Amount
                   -------------------------------------   -------------------------------------
                          Year Ended          Year Ended          Year Ended          Year Ended
                     August 31, 2001     August 31, 2000     August 31, 2001     August 31, 2000
                   -----------------------------------------------------------------------------
Advisor Class
Shares sold                4,161,072             214,775        $ 28,142,620        $  1,901,987
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              125,201              13,317             841,795             116,567
------------------------------------------------------------------------------------------------
Shares redeemed             (318,265)           (302,822)         (2,206,435)         (2,701,558)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)               3,968,008             (74,730)       $ 26,777,980        $   (683,004)
================================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2001.


--------------------------------------------------------------------------------
30 o  ALLIANCE HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             -----------------------------------------------------------------
                                                                          Class A
                                             -----------------------------------------------------------------
                                                                                                    April 22,
                                                           Year Ended August 31,                   1997(a) to
                                             ---------------------------------------------------   August 31,
                                                2001          2000           1999           1998         1997
                                             -----------------------------------------------------------------
Net asset value,
   beginning of period ................      $  8.10       $  9.47       $  10.76        $ 11.17       $10.00
                                             -----------------------------------------------------------------
Income from Investment
   Operations
Net investment income(b) ..............          .76           .92           1.02           1.03          .37
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .......................        (1.50)        (1.26)         (1.08)          (.27)        1.15
                                             -----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .........................         (.74)         (.34)          (.06)           .76         1.52
                                             -----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..................         (.72)         (.98)         (1.02)         (1.02)        (.35)
Distributions in excess of
   net investment income ..............           -0-           -0-          (.05)          (.01)          -0-
Tax return of capital .................         (.15)-        (.05)          (.01)            -0-          -0-
Distributions from net
   realized gains .....................           -0-           -0-          (.15)          (.14)          -0-
                                             -----------------------------------------------------------------
Total dividends and
   distributions ......................         (.87)        (1.03)         (1.23)         (1.17)        (.35)
                                             -----------------------------------------------------------------
Net asset value,
   end of period ......................      $  6.49       $  8.10       $   9.47        $ 10.76       $11.17
                                             =================================================================
Total Return
Total investment return based
   on net asset value(c) ..............        (9.39)%       (3.79)%         (.58)%         6.42%       15.33%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ....................      $78,053       $83,645       $102,400        $43,960       $5,889
Ratio to average net assets:
   Expenses, net of waivers/
     reimbursements ...................         1.34%         1.33%          1.31%          1.43%        1.70%(d)
   Expenses, before waivers/
     reimbursements ...................         1.34%         1.33%          1.31%          1.46%        3.11%(d)
   Net investment income,
     net of waivers/
     reimbursements ...................        10.62%        10.92%         10.21%          8.89%        8.04%(d)
Portfolio turnover rate ...............           98%          102%           182%           311%          73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ---------------------------------------------------------------------
                                                                            Class B
                                             ---------------------------------------------------------------------
                                                                                                       April 22,
                                                                 Year Ended August 31,                1997(a) to
                                             -----------------------------------------------------    August 31,
                                                 2001           2000           1999           1998          1997
                                             ---------------------------------------------------------------------
Net asset value,
   beginning of period .................     $   8.10       $   9.46       $  10.75       $  11.17       $ 10.00
                                             ---------------------------------------------------------------------
Income from Investment
   Operations
Net investment income(b) ...............          .70            .86            .95            .96           .31
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ........................        (1.48)         (1.26)         (1.08)          (.28)         1.19
                                             ---------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..........................         (.78)          (.40)          (.13)           .68          1.50
                                             ---------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...................         (.68)          (.91)          (.95)          (.95)         (.33)
Distributions in excess of
   net investment income ...............           -0-            -0-          (.05)          (.01)           -0-
Tax return of capital ..................         (.14)          (.05)          (.01)            -0-           -0-
Distributions from net
   realized gains ......................           -0-            -0-          (.15)          (.14)           -0-
                                             ---------------------------------------------------------------------
Total dividends and
   distributions .......................         (.82)          (.96)         (1.16)         (1.10)         (.33)
                                             ---------------------------------------------------------------------
Net asset value,
   end of period .......................     $   6.50       $   8.10       $   9.46       $  10.75       $ 11.17
                                             =====================================================================
Total Return
Total investment return based
   on net asset value(c) ...............        (9.94)%        (4.40)%        (1.26)%         5.69%        15.07%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .....................     $356,062       $421,105       $527,337       $269,426       $43,297
Ratio to average net assets:
   Expenses, net of waivers/
     reimbursements ....................         2.06%          2.04%          2.03%          2.13%         2.40%(d)
   Expenses, before waivers/
     reimbursements ....................         2.06%          2.04%          2.03%          2.16%         3.85%(d)
   Net investment income,
     net of waivers/
     reimbursements ....................         9.97%         10.21%          9.52%          8.18%         7.19%(d)
Portfolio turnover rate ................           98%           102%           182%           311%           73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
32 o ALLIANCE HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              -------------------------------------------------------------------
                                                                                 Class C
                                              -------------------------------------------------------------------
                                                                                                       April 22,
                                                                     Year Ended August 31,            1997(a) to
                                              ----------------------------------------------------    August 31,
                                                 2001           2000           1999           1998          1997
                                              -------------------------------------------------------------------
Net asset value,
   beginning of period .................      $  8.10        $  9.47        $ 10.75        $ 11.17        $10.00
                                              -------------------------------------------------------------------
Income from Investment
   Operations
Net investment income(b) ...............          .70            .86            .95            .96           .32
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ........................        (1.48)         (1.27)         (1.07)          (.28)         1.18
                                              -------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..........................         (.78)          (.41)          (.12)           .68          1.50
                                              -------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...................         (.68)          (.91)          (.95)          (.95)         (.33)
Distributions in excess of
   net investment income ...............           -0-            -0-          (.05)          (.01)           -0-
Tax return of capital ..................         (.14)          (.05)          (.01)            -0-           -0-
Distributions from net
   realized gains ......................           -0-            -0-          (.15)          (.14)           -0-
                                              -------------------------------------------------------------------
Total dividends and
   distributions .......................         (.82)          (.96)         (1.16)         (1.10)         (.33)
                                              -------------------------------------------------------------------
Net asset value,
   end of period .......................      $  6.50        $  8.10        $  9.47        $ 10.75        $11.17
                                              ===================================================================
Total Return
Total investment return based
   on net asset value(c) ...............        (9.94)%        (4.51)%        (1.16)%         5.69%        15.07%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .....................      $67,360        $79,826        $99,927        $48,337        $7,575
Ratio to average net assets:
   Expenses, net of waivers/
     reimbursements ....................         2.04%          2.03%          2.02%          2.13%         2.40%(d)
   Expenses, before waivers/
     reimbursements ....................         2.04%          2.03%          2.02%          2.16%         3.84%(d)
   Net investment income,
     net of waivers/
     reimbursements ....................         9.97%         10.23%          9.54%          8.17%         7.24%(d)
Portfolio turnover rate ................           98%           102%           182%           311%           73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               -----------------------------------------------------------------
                                                                          Advisor Class
                                               -----------------------------------------------------------------
                                                                                                      April 22,
                                                                 Year Ended August 31,               1997(a) to
                                               --------------------------------------------------    August 31,
                                                  2001           2000          1999          1998          1997
                                               -----------------------------------------------------------------
Net asset value,
   beginning of period .................       $  8.10         $ 9.47        $10.76        $11.17        $10.00
                                               -----------------------------------------------------------------
Income from Investment
   Operations
Net investment income(b) ...............           .70            .95          1.06          1.11           .40
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ........................         (1.40)         (1.27)        (1.09)         (.32)         1.13
                                               -----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ..........................          (.70)          (.32)         (.03)          .79          1.53
                                               -----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...................          (.74)         (1.00)        (1.06)        (1.05)         (.36)
Distributions in excess of net
   investment income ...................            -0-            -0-         (.04)         (.01)           -0-
Tax return of capital ..................          (.16)          (.05)         (.01)           -0-           -0-
Distributions from net
   realized gains ......................            -0-            -0-         (.15)         (.14)           -0-
                                               -----------------------------------------------------------------
Total dividends and
   distributions .......................          (.90)         (1.05)        (1.26)        (1.20)         (.36)
                                               -----------------------------------------------------------------
Net asset value,
   end of period .......................       $  6.50         $ 8.10        $ 9.47        $10.76        $11.17
                                               =================================================================
Total Return
Total investment return based
   on net asset value(c) ...............         (8.96)%        (3.47)%        (.28)%        6.68%        15.44%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .....................       $27,762         $2,441        $3,564        $2,256        $  321
Ratio to average net assets:
   Expenses, net of waivers/
     reimbursements ....................          1.04%          1.01%         1.03%         1.14%         1.40%(d)
   Expenses, before waivers/
     reimbursements ....................          1.04%          1.01%         1.03%         1.16%         2.82%(d)
   Net investment income,
     net of waivers/
     reimbursements ....................         10.92%         11.20%        10.58%         9.25%         8.20%(d)
Portfolio turnover rate ................            98%           102%          182%          311%           73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
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(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


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                                                   ALLIANCE HIGH YIELD FUND o 35
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REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
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REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance High Yield Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance High Yield Fund, Inc. at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
October 11, 2001

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36 o ALLIANCE HIGH YIELD FUND

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                                                    GLOSSARY OF INVESTMENT TERMS
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GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance is measured. Benchmarks usually consist of an unmanaged index, such as the Standard & Poor's 500 Stock Index.

bond

Bonds are promissory notes or IOUs issued by a governments or business corporations in return for loans. They are most often issued in multiples of $1,000 or $5,000, but $100 and $500 bonds are available. A bond is evidence of a debt on which the issuer typically promises to pay the bondholder (also called a lender or creditor) a fixed rate of interest at intervals over a specified length of time (usually ten years or more), and to repay the original loan upon expiration (the maturity date). Because a bond represents the debt of the issuer, a bondholder is not considered an owner of the issuer, as a stockholder is.

credit rating

A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government.

investment-grade bond

A bond that is considered safe, having a relatively high bond rating.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association that are exempt from state and local taxes. Also called agency securities.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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                                                   ALLIANCE HIGH YIELD FUND o 37

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ALLIANCE CAPITAL
--------------------------------------------------------------------------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


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38 o ALLIANCE HIGH YIELD FUND

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                                                ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------------------------------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make sub sequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                                                   ALLIANCE HIGH YIELD FUND o 39

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BOARD OF DIRECTORS
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Michael A. Snyder, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


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40 o ALLIANCE HIGH YIELD FUND

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                                                ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------------------------------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund ACM Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


                                                   ALLIANCE HIGH YIELD FUND o 41
--------------------------------------------------------------------------------

Alliance High Yield Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HIYAR801